                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 24, 1997 included in American Health Properties, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------------
                                                    ARTHUR ANDERSEN LLP
Denver, Colorado

October 14, 1997